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                                                                    EXHIBIT 23.1



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Board of Directors
Renaissance Golf Products, Inc.

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (33-92586, 333-46047, 333-58791 and 333-67119) of our
report dated February 20, 1998, appearing in the Annual Report on Form 10-KSB of Renaissance Golf Products, Inc. for the year ended December 31, 1998.




                                             /s/ Corbin & Wertz
                                             CORBIN & WERTZ


Irvine, California
April 14, 1999